UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2006 (September 28, 2006)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In accordance with the Indenture, dated as of January 13, 2003, by and between Cendant Corporation (now known as Avis Budget Group, Inc.) (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated June 27, 2006 (as supplemented, the "Indenture"), the Company redeemed on September 28, 2006 all of its outstanding 6.250% Senior Notes due 2008 (the "2008 Notes"), 6.250% Senior Notes due 2010 (the "2010 Notes"), 7.375% Senior Notes due 2013 (the "2013 Notes") and 7.125% Senior Notes due 2015 (the "2015 Notes" and, together with the 2008 Notes, the 2010 Notes and the 2013 Notes, the "Notes") for cash in the aggregate amount of $67,076,130.81, which included any accrued and unpaid interest on the Notes. Because the Company paid all sums payable under the Indenture in connection with its redemption of the Notes, the Indenture ceased, by its terms, to be of any further effect on September 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/David B. Wyshner
David B. Wyshner Executive Vice President, Chief Financial Officer and Treasurer

Date: September 29, 2006